                          MEMORANDUM OF UNDERSTANDING


     THIS MEMORANDUM OF UNDERSTANDING (this "Agreement") is entered into effective this 27th day of April, 1999 (the "Effective Date"), by and among the undersigned holders (the "Noteholders") of those certain 13.5% Senior Secured Notes issued by Forman Petroleum Corporation ("FPC"), the undersigned holders of the Series A Cumulative Preferred Stock (the "Preferred Stockholders") of FPC, FPC, appearing herein through McLain J. Forman (individually, "Forman") its sole holder of all of the issued and outstanding shares of common stock of FPC and Forman, individually.

                         W  I  T  N  E  S  S  E  T  H:

     WHEREAS, FPC is presently indebted unto the Noteholders pursuant to $70,000,000.00 principal amount of 13.5% Series A and B Senior Secured Notes due 2004 (the "Notes") issued by FPC pursuant to that certain Indenture dated as of June 3, 1997 (the "Indenture") between FPC and U.S. Trust Company of Texas, N.A. (the "Trustee");

     WHEREAS, FPC also is indebted unto the Preferred Stockholders in connection with claims for dividends (the "Dividend Claims") payable pursuant to the Series A Cumulative Preferred Stock (the "Preferred Stock") of FPC;

     WHEREAS, the Preferred Stock affords the Preferred Stockholders a preference to the proceeds of any liquidation of FPC (the "Liquidation Preference");

     WHEREAS, Forman is the holder of all the outstanding shares of voting common stock (the voting and non-voting common stock being hereinafter referred to as "FPC Common Stock") of FPC, and Forman and certain of the Noteholders and Preferred Stockholders hold certain warrants and options issued by FPC to acquire additional shares of FPC Common Stock;

     WHEREAS, FPC, is unable to satisfy all of its obligations under the Notes and the Preferred Stock, including amounts payable in respect of the Dividend Claims, and desires to restructure FPC on the terms hereinafter provided (the "Restructuring"); and

     WHEREAS, the Noteholders, the Preferred Stockholders and Forman have agreed to enter into this Agreement in order to summarize and memorialize the basic terms and conditions of the Restructuring.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Title 11 Proceeding. FPC agrees to solicit acceptances of a prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code. The provisions of paragraphs 2 through 11 of this Agreement shall form the basis for FPC's prepackaged plan of reorganization (the "Plan"). FPC will commence solicitation within ninety (90) days from the

Effective Date (the "Solicitation"), provided that the Noteholders, the Preferred Stockholders, and Forman have reached an agreement on all of the terms of the Plan. Once the consents of the holders of the Notes and Preferred Stock that are necessary to satisfy Section 1126(c) of the Bankruptcy Code have been obtained, FPC agrees to file with the bankruptcy court a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Proceedings"), together with the Plan and related documents, including, without limitation, a disclosure statement, and by the execution hereof, each of the undersigned Noteholders and Preferred Stockholders agrees to vote for the Plan, provided it complies in all respects with the terms of this Agreement. The date of the filing of the Bankruptcy Proceedings shall be hereinafter referred to as the "Restructuring Date." Nothing in this Agreement is intended to preclude the parties from agreeing to consummate the Restructuring in a manner that does not include a Bankruptcy Proceeding (the "Other Alternatives").

     2. Formation of Restructured Company. Pursuant to the Plan, a new corporation ("Restructured Company") will be formed to which FPC will transfer such of its assets and liabilities or economic interests therein (other than liabilities represented by the Notes and Dividend Claims) as may be determined by the Noteholders in their sole and absolute discretion in exchange for the consideration to be issued by Restructured Company described herein. FPC will distribute such consideration to the Noteholders, Preferred Stockholders and Forman as provided in an Exchange and Reorganization Agreement (the "Exchange Agreement"), to include the distributions set forth in paragraphs 3 through 5 of this Agreement and other terms to be agreed upon by the parties prior to the Solicitation.

     3. Exchange of Notes. Pursuant to the Exchange Agreement, FPC will issue to the holders of the Notes, in exchange for the Notes, on a pro rata basis, 92.5% of the outstanding shares of common stock of Restructured Company ("Restructured Common Stock") after giving effect to the Restructuring but without considering the exercise of any warrants or options that may be issued by the Restructured Company. The Exchange Agreement shall provide that upon consummation of the Restructuring all of FPC's obligations and liabilities due to the holders of the Notes under the Notes shall terminate and be of no further effect, and the holders of the Notes shall have no rights against FPC or the Restructured Company for any amounts due in respect of the Notes.

     4. Exchange of Preferred Stock. Pursuant to the Exchange Agreement, FPC will issue to the holders of the Preferred Stock, in exchange for the Preferred Stock, on a pro rata basis, 7.5% of the outstanding Restructured Common Stock after giving effect to the Restructuring but without considering the exercise of any warrants or options that may be issued by the Restructured Company. The Exchange Agreement shall provide that upon consummation of the Restructuring all of FPC's obligations and liabilities due to the holders of the Preferred Stock, including Dividend Claims and the Liquidation Preference, shall terminate and be of no further effect, and the holders of the Preferred Stock shall have no right against FPC or the Restructured Company for any amounts due in respect of the Preferred Stock.

     5. Common Stock, Warrants and Options. Except as provided in this Section 5, no shares of Restructured Common Stock shall be issued in the Restructuring to Forman or any other holders of FPC Common Stock or warrants or options issued by FPC. Pursuant to the Exchange Agreement, FPC will issue to Forman, the holders of the Notes and the holders of the Preferred Stock, in exchange for the shares of FPC Common Stock or warrants issued by FPC and owned by each of them, based upon their pro rata ownership of FPC (determined based on the number of shares of FPC Common Stock owned or that may be acquired upon exercise of such warrants bears to the total number of shares of FPC Common Stock and the number of shares of FPC Common Stock that may be acquired upon the exercise of warrants owned by Forman, the holders of the Notes and the holders of the Preferred Stock), the following four series of warrants issued by Restructured Company:

          (a) Series "A" Warrants - Warrants entitling the holders thereof for a seven year period to acquire such number of shares of Restructured Common Stock as equals 5% of the aggregate number of shares of Restructured Common Stock issued in the Restructuring to the holders of the Notes and holders of the Preferred Stock exercisable at a price per share equal to (i) the SEC PV-10 value of the proved oil and gas reserves of the Restructured Company reflected in the report of Netherland, Sewell & Associates, dated thirty (30) days prior to the Restructuring Date divided by (ii) the number of shares of Restructured Common Stock issued on the Restructuring Date to the holders of the Notes and the Preferred Stock pursuant to the Exchange Agreement.

          (b) Series "B" Warrants - Warrants entitling the holders thereof for a seven year period to acquire such number of shares of Restructured Common Stock as equals 15% of the aggregate number of shares of Restructured Common Stock issued in the Restructuring to the holders of the Notes and holders of the Preferred Stock exercisable at a price per share equal to (i) $80,000,000 (plus any accrued and unpaid dividends owing in connection with the Preferred Stock and any accrued and unpaid interest owing with respect to the Notes as of the Restructuring Date) divided by (ii) the number of shares of Restructured Common Stock issued on the Restructuring Date to the Holders of the Notes and the Holders of the Preferred Stock pursuant to the Exchange Agreement. No Series "B" warrant may be exercised until all Series "A" warrants owned by such holder have been exercised.

          (c) Series "C" Warrants - Warrants entitling the holders thereof for a seven year period to acquire such number of shares of Restructured Common Stock as equals 15% of the aggregate number of shares of Restructured Common Stock issued in the Restructuring to the holders of the Notes and holders of the Preferred Stock exercisable at a price per share equal to (i) $105,000,000 (plus any accrued and unpaid dividends owing in connection with the Preferred Stock and any accrued and unpaid interest owing with respect to the Notes as of the Restructuring Date) divided by (ii) the number of shares of Restructured Common Stock issued on the Restructuring Date to the holders of the Notes and the holders of the Preferred Stock pursuant to the Exchange Agreement. No Series "C" warrant may be exercised until all Series "A" and Series "B" warrants owned by such holder have been exercised.

          (d) Series "D" Warrants - Warrants entitling the holders thereof for a seven year period to acquire such number of shares of Restructured Common Stock as equals 15% of the aggregate number of shares of Restructured Common Stock issued in the Restructuring to the holders of the Notes and holders of the Preferred Stock exercisable at a price per share equal to (i) $125,000,000 (plus any accrued and unpaid dividends owing in connection with the Preferred Stock and any accrued and unpaid interest owing with respect to the Notes as of the Restructuring Date) divided by (ii) the number of shares of Restructured Common Stock issued on the Restructuring Date to the holders of the Notes and the holders of the Preferred Stock pursuant to the Exchange Agreement. No Series "D" warrants may be exercised until all Series "A," Series "B" and Series "C" warrants owned by such holder have been exercised.

     6. Management Incentive Package. The officers and employees of FPC identified on Exhibit "A" hereto (the "Current Managers") will be provided an incentive compensation package that will include the terms set forth on Exhibit "A."

     7. Restructured Common Stock. The Noteholders, the Preferred Stockholders and Forman acknowledge and agree that there will be only one class of common stock in Restructured Company.

     8. Board of Directors. The Restructured Company will have a board of directors consisting of four members, with Forman being one of the members and the remaining three members designated by the Noteholders. It is agreed and understood that no such designee may be a current director, officer, or employee of Jefferies & Company, Inc. ("Jefferies") or any affiliate of Jefferies. For purposes of this Section 8, the term "affiliate" means any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, Jefferies. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity through the ownership of voting securities.

     9. Charter Documents of Restructured Company. The Noteholders, the Preferred Stockholders and Forman agree that the Noteholders shall have the absolute right to determine the form of the articles of incorporation and by-laws of the Restructured Company. The articles of incorporation and by-laws of the Restructured Company shall provide that the Board of Directors shall retain the power to manage the business and affairs of the Restructured Company on such terms as may be determined by the Noteholders in their sole and absolute discretion and all actions of the Board of Directors shall require the affirmative vote or consent of a majority of the members of the Board of Directors.

     10. Registration Rights. The Noteholders, the Preferred Stockholders and Forman will be entitled to registration rights with respect to the shares of Restructured Common Stock that may be owned by them on the terms to be reflected in a registration rights agreement, containing terms to be agreed upon by the Restructured Company, the Noteholders, the Preferred Stockholders and Forman prior to the Solicitation.

     11. Consummation of Restructuring. The Noteholders, the Preferred Stockholders, FPC, and Forman agree to negotiate the Exchange Agreement and others documents memorializing the Restructuring in accordance with the Plan in good faith and on the terms and conditions herein set forth and on such other terms and conditions as may be agreed upon by the parties, and further agree to attempt to achieve the milestones described in Section 17 hereof. All such documentation shall be in form and substance acceptable to the parties and the parties acknowledge and agree that they shall not be bound with respect thereto unless and until definitive agreements are prepared, authorized, executed and delivered by all parties.

     12. Oil and Gas Activities. From and after the Effective Date, FPC shall not incur any costs in connection with oil and gas property acquisitions or exploratory drilling except as may be approved by the prior written consent of Noteholders holding 51% or more of the aggregate principal amount of Notes then outstanding, provided that the foregoing restriction shall not apply with respect to activities set forth on Schedule I hereto.

     13. Litigation. FPC and Jefferies, a Noteholder, are currently involved in litigation currently pending in the United States District Court for the Eastern District of Louisiana, Civil Action No. 98-3070, Section "N" (the "Litigation"). Each of FPC and Jefferies agrees to cause its counsel to execute a stay of litigation agreement pursuant to which the Litigation shall be stayed for a period of (i) 120 days following the Effective Date (the "Pre-Filing Period") in order to enable all parties to execute such documents and instruments as may be necessary to consummate the Restructuring substantially in accordance with the terms hereof, and (ii) 90 days following the filing of the Bankruptcy Proceeding (the "Post-Filing Period"), if filed, to enable FPC to pursue confirmation of the Plan. FPC agrees to dismiss with prejudice the Litigation upon consummation of the Restructuring in accordance with the Plan or Other Alternatives that are mutually agreeable to the parties. In the event that (i) the Bankruptcy Proceeding is not filed prior to the expiration of the Pre-Filing Period, or such longer period as the parties may agree, (ii) this Agreement is terminated by a majority in interest of the Noteholders during the Pre-Filing Period pursuant to Sections 14, 15, 16, or 17 of this Agreement, or by FPC or Forman pursuant to Sections 15 or 16 hereof, (iii) the Restructuring has not been consummated within the Post-Filing Period, or such longer period as the parties may agree, or (iv) the Bankruptcy Proceeding is terminated for any reason during the Post-Filing Period, each of FPC and Jefferies agrees that FPC may proceed to prosecute the Litigation.

     14. Reports. Prior to the Restructuring Date, Forman shall cause FPC to prepare regular, but in no event less than monthly, financial and other reports for FPC, and Forman shall cause all such reports to be delivered to the Noteholders and the Preferred Stockholders when issued. Upon the failure of Forman to comply with the requirements of this Section 14, the Noteholders and/or the Preferred Stockholders shall have the right to terminate this Agreement. In such event, the parties hereto shall be released and relieved of their agreements herein contained and all parties shall be placed in the position which they were in prior to the Effective Date. All information included in the foregoing reports or financial statements will be subject to the terms of the confidentiality agreements previously executed by the Noteholders and FPC.

     15. Material Changes. The parties hereto acknowledge and agree that the Restructuring, and the execution and delivery of this Agreement by the Noteholders and the Preferred Stockholders, is based upon information regarding the assets, properties, debt, obligations and business affairs of FPC as provided to the Noteholders and the Preferred Stockholders by Forman and/or FPC. In the event that there are any material changes in the assets, properties, debt, obligations or business affairs of FPC prior to the consummation of the Restructuring, as determined by either the Noteholders, the Preferred Stockholders, FPC, or Forman in their sole and absolute discretion, or either the Noteholders and Preferred Stockholders determine, in their sole and absolute discretion, there are undesirable tax results of the Restructuring, the Noteholders, the Preferred Stockholders, FPC, or Forman shall have the right to terminate this Agreement by written notice to the other parties hereto. In such event, the parties hereto shall be released and relieved of their agreements herein contained and all parties shall be placed in the position which they were in prior to the Effective Date.

     16. Additional Terms. The parties recognize and agree that there are additional terms and conditions related to the Restructuring that must be agreed upon by the parties hereto and that changes in the Restructuring may be required to obtain certain tax results. In the event that the Noteholders, the Preferred Stockholders, FPC, and Forman are unable to agree upon the documentation necessary to effect the Restructuring and commence the Solicitation within 90 days of the Effective Date, including, without limitation, any terms or conditions of the Restructuring that are not addressed in this Agreement, the Noteholders, the Preferred Stockholders, FPC, and Forman, or any one of them, shall have the right to terminate this Agreement by written notice to the other parties hereto whereupon the parties shall be placed in the position which they were in prior to the Effective Date.

     17. Instructions to the Trustee. Each of the undersigned Noteholders and Preferred Stockholders represents that it holds Notes or Preferred Stock in the aggregate amounts set forth beneath the signatures of each of the undersigned. For a period ending on the earlier of (a) 90 days from the Effective Date or (b) the earlier termination of this Agreement in accordance with the terms of either Sections 14, 15, 16 or 17, the undersigned Noteholders agree to exercise the right under Section 6.5 of the Indenture to direct the time, method and place of conducting any proceedings for any remedy available to the Trustee under the Indenture or exercise any trust or power conferred upon the Trustee by the Indenture. Subject to the final sentence of this Section 17, each of the undersigned Noteholders agrees not to take any action individually or collectively, and further agrees to direct the Trustee not to take any action, whether by way of litigation or otherwise, to collect from FPC any and all overdue installments of interest on the Notes, or the principal of and premium, if any, on the Notes that became due as a result of the Trustee's acceleration thereof, or to enforce any lien upon any property of FPC granted as collateral for the Notes pursuant to the Indenture. Notwithstanding anything in this Memorandum of Understanding to the contrary, in the event that the following milestones ("Milestones") have not been met by the dates set forth below, the Noteholders may terminate this Agreement by written notice to FPC accompanied by a certificate setting forth the aggregate amount of Notes held by such Noteholder, and may thereafter enforce, or cause the Trustee to enforce, any remedy afforded by the Indenture (subject to complying with any requirement thereunder), any lien on any collateral granted as security for the Notes or any other remedy available at law or in equity:

          (a) Agree on final terms for all bonus terms and criteria for the executives set forth on Attachment I to Exhibit "A" hereto - thirty (30) days from the Effective Date.

          (b) Complete first draft of the Restructuring documents - forty-five
(45) days from the Effective Date.

          (c) Complete final draft of the Restructuring documents - sixty (60) days from the Effective Date.

          (d) Complete first draft of Solicitation and related documents - seventy-five (75) days from the Effective Date.

          (e) Commence Solicitation - ninety (90) days from the Effective Date.

          (f) File Bankruptcy Petition and all documents necessary to effect the Restructuring - one hundred twenty (120) days from the Effective Date.

     18. Adoption. Each of the Noteholders and Preferred Stockholders agree that, prior to transferring any Notes or Preferred Stock, as the case may be, or interest therein and as a condition thereto, it will agree to cause the transferee to join in and agree to be bound by the terms of this Agreement by executing an Adoption Agreement in the form of Exhibit "B" hereto.

     19. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana (without regard to its conflicts of law rules).

     20. Action by Holders. Except as otherwise specifically provided herein, any action required or permitted by the Noteholders or the Preferred Stockholders pursuant to this Agreement shall require the consent of not less than 51% of the undersigned Noteholders or the Preferred Stockholders, as the case may be.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth next to their signatures below, to be effective on the Effective Date.


                              NOTEHOLDERS:

                              TCW/CRESCENT MEZZANINE PARTNERS, L.P.
                              TCW/CRESCENT MEZZANINE TRUST
                              TCW/CRESCENT MEZZANINE INVESTMENT
                                PARTNERS, L.P.


                              By:  TCW/Crescent Mezzanine, L.L.C.
                                    Its General Partner or Managing Director

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              TCW SHARED OPPORTUNITY FUND II, L.P.

                              By:  TCW Asset Management Company,
                                    Its Investment Manager

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:


                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW Advisors (Bermuda), Ltd.
                                    As General Partner

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:


                              By:  TCW Investment Management Company,
                                    As Investment Advisor

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              JEFFERIES & COMPANY, INC.


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              [NORTHSTAR]

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              FORMAN:

                              ------------------------------------
                                         McLain J. Forman

                              FORMAN PETROLEUM CORPORATION

                              By:
                                 ----------------------------------
                                         McLain J. Forman
                                     Sole Stockholder and President

                                      -13-